Statement of Additional Information Supplement
                              September 28, 2001*

ACL Personal Portfolio Plus2 and ACL Personal Portfolio Variable Annuity Privileged Assets(R) Select Annuity
Privileged Assets(R) Select Annuity (New York)

The chart under the "Rating Agencies" section has been revised as follows:

Rating Agency              Rating
A.M. Best                  A+ (Superior)
Duff & Phelps              AA (Very Strong)


S-6102-21 A (9/01)
*Valid until May 1, 2002